UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-08775

                                 Adhia Funds Inc
               (Exact name of registrant as specified in charter)

               1408 N. Westshore Blvd., Suite 611, Tampa, FL 33607 (Address of principal executive offices) (Zip code)

              Registrant's telephone number, including area code:
                                 (813)-289-8440

                         Adhia Investment Advisors, Inc.
                       1408 N. Westshore Blvd., Suite 611
                                Tampa, FL  33607
                    -----------------------------------------
                     (Name and Address of Agent for Service)


                      Date of fiscal year end: December 31
                    Date of reporting period: June 30, 2004

ITEM 1.  REPORT TO STOCKHOLDERS.

Dear Fellow Shareholders:

The insurgence in Iraq in the first half of 2004 has kept Crude Oil prices at one of the highest levels in history. Even though inflation-adjusted oil prices may still be low compared to the cost of many other commodities and goods, the impact of oil prices will show up in many earnings reports during the next two quarters. The cost of filling up gas tanks has more than doubled in the last three years. This will cut down the consumer spending power. The economy has not felt the impact so far because of lower interest rates and the tax cuts of 2002, which served to temporarily increase disposable funds. However, the Federal Reserve has already increased interest rates in the last two meetings and they are expected to continue to increase interest rates at a measured pace.

Despite the anxiety over the war in Iraq and the upcoming Presidential election, the U.S. is showing solid economic growth during the first half of 2004. In the first half of the year, the US achieved Gross Domestic Product (GDP) growth at an annualized rate in the 3% range. Another piece of good news was the creation of 300,000+ jobs on average for the second quarter of 2004. This was the highest number of jobs created since President Bush took office. Even with all this good news the US stock market has retracted back from its January 2004 highs. The S&P 500 increased by 2.6% and the NASDAQ increased 2.2% in the first half of 2004.

ADHIA TWENTY FUND

The Twenty Fund has produced a mediocre performance in the first half of 2004. Even though we have out performed the S&P 500 for the first three years of our operations, we are disappointed about the fund's performance in 2003 and the
first half of 2004.   For the six months ended June 2004, the Twenty Fund posted a loss of 4.4% compared to the S&P 500's gain of 2.6%. The key failure of our performance relative to the S&P 500 was due to a high exposure in certain technology stocks. First, we took a position Nortel Networks in January 2004 after various positive reports by the company. In January they had announced a multi-billion dollar contract to upgrade infrastructure for Verizon. At one point we had gained more then 10% on this stock. However, in April the company announced financial irregularities and suspended its previous earnings reports. Consequently, Nortel's Board of Directors fired several key members of
management.   Even though, many of the company's competitors like Cisco and
Erickson are performing well, this stock produced a whopping 34.7% loss for the
fund.   Similarly, we have lost 25.4% in RF Micro Devices. This cell phone parts manufacturer is facing stiff competition from an Asian manufacturer. We are in the process of unwinding both of these positions. In addition our investment in Intuit, software maker of popular accounting and tax software Quicken and Turbo Tax, tanked 18.81% since our purchase. We continue to like the fundamental value of the Quicken franchise, however, it may take another season before this stock comes in favor again. Also, our investment in AMR, the parent company of American Airlines, has sustained a loss. Even though, American has reduced its operating expenses with improved efficiencies and lower labor costs, substantial increases in oil prices have put a dent in their recoveries.

We had a few stocks that have performed well during the first half of 2004. Our position in Northrop Grumman, a defense giant, is growing with its extensive portfolio of defense services and will benefit further from an increase in defense spending in the US. Our investment has gained over 12% in the first
half of the year.    Similarly our holdings in consumer staples producer
Kimberly Clark has gained over 10% in the first half of the year. On a turn-around investment, our holdings in Goodyear Tire gained over 15% in the first half of the year. This company is gaining market confidence in the restructuring effort made by current management.

	Overall the Twenty Fund had a portfolio turn over rate of only 7%. We have refocused our effort to turn around our performance by systematically unwinding our exposure in high-risk technology stocks and re-investing capital in large cap value stocks. In addition, we have increased our efforts in
strategically writing covered calls in an attempt to maximize returns.   We are
optimistic that these efforts should yield better performance in the coming years.

ADHIA HEALTH CARE FUND

The Health Care Fund had a lost of 4.3% compared to a 1.43% gain in the S&P
Health Care Index.   Health Care stocks have been out of favor for the last few quarters. Stiff pressures from generic drugs and extensive competition in most of the brand name products have kept pharmaceutical companies on the edge. Revenue growth in many bell weather companies like Merck and Pfizer has been slower and many companies like Bristol Myers are facing revenue decline in coming years.

Our position in Beckman Coulter gained over 20% in the first half and over 58% since we purchased the stock a couple of years ago. This testing device and healthcare equipment maker has become a market favorite with solid financial and operational performance. Also, we seized the opportunity to invest in Pharmion Corp and gained over 22% in a short period. This little known Biotech Company received FDA approval for their treatment of certain types of bone marrow disorders. There are potentially 30,000 patients, annually, who could take advantage of this new drug.

On a losing note, our investment in the turn-around story of King Pharmaceutical has sunk by over 40% in just a few months. This pharmaceutical company has been plagued by SEC investigation and drastic management changes. From a value perspective, it was showing as a potentially good turn-around opportunity. Also, when we entered the position, the company had announced various improvements in performance - a good sign for the battered stock. However, our bets have gone wrong on this stock. Similarly, our investment in Wyeth, a drug giant, also sustained a loss of 9.6% in a short period. This is another turn-around story, where the company is in the process of settling consumer lawsuits from its popular weight loss drug, fen-phen.

	During first half of 2004 we reduced our cash holdings substantially and are currently over 90% invested. Management is focused on value investments in the health care field, and we will continue to increase our portfolio and reduce our cash holding, as more opportunities become available.

ADHIA SHORT TERM ADVANTAGE FUND

The Adhia Short Term Advantage Fund returned 0.4% for the first six months of 2004 compared to the Lehman Brothers US Treasury 1-3 years return of 0.05%. Our fund has consistently out performed most of the 1-3 year bond market indexes since inception. The bond market has been more turbulent than usual. The benchmark ten-year Treasury note saw the yield drop to a low of 3.6% in March 2004 and jumped back in the mid 4.8% range by May 2004. Such a huge spike in interest rate in a short period of time created an extremely volatile market. Also, the Federal Reserve has started increasing the short-term interest rate.
In the last two meetings, rates were increased by 0.25% each time.   This is
good news for the short-term advantage fund. As we reinvest our capital, we will start finding better yielding short-term papers. We are hoping that by end of the year, three years paper would be yielding close to 4% rather then current 2% to 3% range. This will allow our shareholder to reap reasonable rewards on their short-term holdings compared to meager returns in last couple of years.

The fund's portfolio consisted of bonds, mainly government agency debentures and
mortgage-backed securities (70.7%) and a money market fund (29.3%).   We have
not listed gainers and losers like our equity portfolios because all of our holdings are held to maturity and we limit trading to a minimum, or none, as in the case of year 2004, as our portfolio turn over rate was "zero". We were able to stagger the maturities of our bonds in such a way that allowed us to maintain liquidity for our stockholders without selling our holdings. This fund provides an above average return, great liquidity, and the principle and interest are guaranteed by the US Government or its agencies.

OUTLOOK FOR THE REMAINDER OF 2004

Till the Presidential election is over in November, the market will tread water within a narrow range. Also, the impact of tightening interest rates by the
Federal Reserve will also keep the market on the edge.   The US job market has
improved modestly during the last six months and current indicators show it growing steadily. Many of the technology stocks have been battered; currently trading at a lower albeit reasonable P/E levels based on 2004 and 2005 earnings projections. Also, we believe that the US stock market has once again gotten ahead of itself towards the end of 2003 and during the first part of 2004, and has now retracted back to provide better investment values.

Cost and consequences of the Iraq war will be felt for a few generations. Its financial impact on the Federal Budget Deficit will run at billions of dollars for the next few years. The US job prospects have improved in the last few months. However, this employment recovery is sluggish due to outsourcing to vendors outside the US and efficient use of existing resources.

Based on the current valuation of the stock market and the current job market,
we remain optimistic.   We believe this market provides buying opportunity
during periodic sell off in the market. However, at the same time we do not believe the stock market will show any stellar performance in the near future. The Twenty Fund and the Health Care fund will attempt to take advantage of this trading range market by writing covered call options during rising period in the market. This will allow us to systematically sell our position and improve overall performance. We have refocused our energy and commitment to outperform the broader market averages using our fundamental investment philosophy with the help of technical indicators on both equity Funds by using various improved investments strategies. We appreciate your support and are confident that we will be reporting positive results in the future.

Sincerely,

/s/ Hitesh (John) P. Adhia
-------------------------------------
Hitesh (John) P. Adhia
President & Chief Investment Officer
Adhia Investment Advisors, Inc.

                             ADHIA FUNDS INC.
                             Adhia Twenty Fund
                    Statement of Assets and Liabilities
                            As of June 30, 2004


Assets:
   Investments in securities, at fair value (cost $2,079,207)   $  1,924,688
   Cash                                                              202,735
   Receivable from affiliates                                            237
                                                               --------------
   Total assets                                                    2,127,660
                                                               --------------

Liabilities:
   Payable to advisor                                                  2,890
   Accrued expenses                                                    1,129
                                                               --------------
   Total liabilities                                                   4,019
                                                               --------------
Net assets, at value                                            $  2,123,641
                                                               ==============

Net assets:
   Net unrealized appreciation (depreciation) on investments    $   (154,519)
   Accumulated net realized gain (loss)                              (92,212)
   Accumulated net investment income (loss)                          (35,761)
   Paid in capital                                                 2,406,133
                                                               --------------
Net assets, at value                                            $  2,123,641
                                                               ==============


Net asset value per share
   Class A common
   Offering and redemption price per share
   ($2,123,641 / 209,478.492 shares outstanding,
   $0.0001 par, 100,000,000 shares authorized)                     $10.14



The accompanying notes are an integral part of these financial statements.

                               ADHIA FUNDS INC.
                              Adhia Twenty Fund
                            Statement of Operations
                     For the Six Months Ended June 30, 2004


Investment income:
   Dividends                                                   $    7,340
   Interest                                                         2,680
   Other                                                              295
                                                            --------------
       Total income                                            $   10,315

Expenses:
   Management fees                                                 10,845
   Transfer agent services                                          8,243
   Professional fees                                                1,198
   Directors' fees                                                    178
   Other expenses                                                   3,378
                                                            --------------
       Total operating expenses                                    23,842
                                                            --------------
Net investment income (loss)                                      (13,527)

Net realized gain (loss) from:
   Investments in securities                                      (49,225)

Net unrealized appreciation (depreciation)
 during the period on:
   Investments in securities                                      (30,624)
                                                            --------------
Net gain (loss) on investment transactions                        (79,849)
                                                            --------------
Net increase (decrease) in net assets
 resulting from operations                                    $   (93,376)
                                                            ==============


The accompanying notes are an integral part of these financial statements.

                              ADHIA FUNDS INC.
                              Adhia Twenty Fund
                      Statement of Changes in Net Assets
  For the Six Months Ended June 30, 2004 and the Year Ended December 31, 2003

                                                             2004             2003
                                                        --------------   --------------
Increase (decrease) in net assets

Operations:
   Net investment income (loss)                          $    (13,527)    $    (17,341)
   Net realized gain (loss) from investments                  (49,225)          10,517
   Net unrealized appreciation (depreciation)
    on investments                                            (30,624)         149,311
                                                        --------------   --------------
Net increase (decrease) in net assets
  resulting from operations                                   (93,376)         142,487

Fund share transactions:
   Proceeds from shares sold                                   98,406        1,533,989
   Cost of shares redeemed                                   (104,861)        (111,792)
                                                        --------------   --------------
Net increase (decrease) in net assets from
  fund share transactions                                      (6,455)       1,422,197
                                                        --------------   --------------
Increase (decrease) in net assets                              99,831        1,564,684
Net assets at the beginning of the period                   2,223,472          658,788
                                                        --------------   --------------
Net assets at the end of the period
  ($35,761 and $22,234 undistributed losses
   in 2004 and 2003, respectively)                       $  2,123,641     $  2,223,472
                                                        ==============   ==============



The accompanying notes are an integral part of these financial statements.

                             ADHIA FUNDS INC.
                             Adhia Twenty Fund
                          Schedule of Investments
                            As of June 30, 2004

           Security                                   Shares      Fair Value
           ---------------------------------------   ---------   ------------
Common stocks
     4.0%   Banking
              JP MORGAN CHASE & CO                       2,000     $   77,540
     1.7%   Diversified Companies
              GENERAL ELECTRIC CO                        1,000         32,400
     4.6%   Telephone & Communication Equipment
              CORNING *                                  3,000         39,180
              NORTEL NETWORKS CORP *                    10,000         49,900
     3.8%   Airlines
              AMR CORP *                                 6,000         72,660
     6.7%   Semiconductor Manufacturing
              ATMEL CORP *                              11,500         68,080
              RF MICRO DEVICES INC *                     8,000         60,000
     5.6%   Aerospace/Defense
              NORTHRUP GRUMMAN CORP                      1,000        107,400
     3.6%   Computer Systems
              INTEL CORP                                 1,000         27,600
              HEWLETT PACKARD CO                         2,000         42,200
     2.9%   Health Care - Fitness
              BALLY TOTAL FITNESS HLDGS *               11,000         55,000
     0.9%   Tire
              GOODYEAR TIRE & RUBBER CO *                2,000         18,180
     3.4%   Health Care- Biotech
              AMGEN INC COM *                            1,200         65,484
     8.4%   Health Care - Pharmaceutical
              BRISTOL MYERS SQUIBB CO                    1,000         24,500
              PFIZER INC                                 1,200         41,136
              MERCK & CO INC                             2,000         95,000
     1.3%   Restaurants
              MCDONALDS CORP                             1,000         26,000
     3.7%   Chemical and Industrial
              DUPONT E I DE NEMOURS & CO                 1,600         71,072
     3.4%   Consumer Products
              KIMBERLY-CLARK CORP                        1,000         65,880
     1.3%   Entertainment
              THE WALT DISNEY CO                         1,000         25,490


The accompanying notes are an integral part of these financial statements.

                             ADHIA FUNDS INC.
                             Adhia Twenty Fund
                   Schedule of Investments - (Continued)
                            As of June 30, 2004

           Security                                   Shares      Fair Value
           ---------------------------------------   ---------   ------------
Common stock
     4.1%   Semi-Conductor Equipment
              APPLIED MATERIAL *                       4,000     $    78,480
     4.0%   Computer Software
            INTUIT INC *                               2,000          77,160
     1.3%   Apparel Industry
              GAP INC                                  1,000          24,250
     1.8%   Specialty - Retail
              HOME DEPOT INC                           1,000          35,200
                                                                 ------------
66.5%       Total common stocks (cost $1,434,311)                $ 1,279,792
                                                                 ------------

Money Market

    33.5%   Money market (cost $644,896)             644,896         644,896
                                                                 ------------
100%     Total investment in securities (cost $2,079,207)        $ 2,110,364
                                                                 ============


*  Non-income producing.


The accompanying notes are an integral part of these financial statements.

                              ADHIA FUNDS INC.
                           Adhia Health Care Fund
                    Statement of Assets and Liabilities
                             As of June 30, 2004


Assets:
   Investments in securities, at fair value (cost $464,153)     $    459,364
   Cash                                                               32,369
   Prepaid insurance                                                      47
                                                               --------------
   Total assets                                                 $    491,780
                                                               --------------

Liabilities:
   Call options written, at fair value
    (premiums received $1,872)                                           920
   Accrued expenses                                                      262
   Payable to affiliate                                                   86
   Payable to advisor                                                    125
                                                               --------------
   Total liabilities                                                   1,393
                                                               --------------
Net assets, at value                                            $    490,387
                                                               ==============


Net assets:
   Net unrealized appreciation (depreciation) on investments    $     (3,837)
   Accumulated net realized gain (loss)                                 (604)
   Accumulated net investment income (loss)                          (10,245)
   Paid in capital                                                   505,073
                                                               --------------
Net assets, at value                                            $    490,387
                                                               ==============


Net asset value per share
   Class A common
   Offering and redemption price per share
   ($490,387 / 51,878.995 shares outstanding,
   $0.0001 par, 50,000,000 shares authorized)                   $   9.45




The accompanying notes are an integral part of these financial statements.

                             ADHIA FUNDS INC.
                          Adhia Health Care Fund
                         Statement of Operations
                  For the Six Months Ended June 30, 2004



Investment income:
   Dividends                                                  $       1,354
   Interest                                                             536
                                                             ---------------
       Total income                                           $       1,890

Expenses:
   Transfer agent services                                            2,995
   Management fees                                                    2,493
   Professional fees                                                  1,186
   Custody fees                                                         807
   Other expenses                                                     1,120
                                                             ---------------
       Total operating expenses                                       8,601
          Waiver of management fees                                  (2,368)
                                                             ---------------
       Net expenses                                                   6,233
                                                             ---------------
Net investment income (loss)                                         (4,343)

Net realized gain (loss) from investments                               -

Net unrealized appreciation (depreciation)
 during the period:
   Investments in securities                                        (18,609)
   Call options written                                                 952
                                                             ---------------
Net gain (loss) on investment transactions                          (17,657)
                                                             ---------------
Net increase (decrease) in net assets
 resulting from operations                                    $     (22,000)
                                                             ===============



The accompanying notes are an integral part of these financial statements.

                              ADHIA FUNDS INC.
                           Adhia Health Care Fund
                      Statement of Changes in Net Assets
   For the Six Months Ended June 30, 2004 And the Year Ended December 31, 2003


                                                             2004             2003
                                                        --------------   --------------
Increase (decrease) in net assets

Operations:
   Net investment income (loss)                          $     (4,343)    $     (5,177)
   Net realized gain (loss) from investments                      -                770
   Net unrealized appreciation (depreciation)
    on investments                                            (17,657)          17,695
                                                        --------------   --------------
Net increase (decrease) in net assets
  resulting from operations                                   (22,000)          13,288

Fund share transactions:
   Proceeds from shares sold                                    3,227          422,193
   Cost of shares redeemed                                        -            (60,146)
                                                        --------------   --------------
Net increase (decrease) in net assets from
  fund share transactions                                       3,227          362,047
                                                        --------------   --------------
Increase (decrease) in net assets                             (18,773)         375,335

Net assets at the beginning of the period                     509,160          133,825
                                                        --------------   --------------
Net assets at the end of the period
  ($10,245 and $5,902 undistributed losses
   in 2004 and 2003, respectively)                       $    490,387     $    509,160
                                                        ==============   ==============



The accompanying notes are an integral part of these financial statements.

                             ADHIA FUNDS INC.
                          Adhia Health Care Fund
                         Schedule of Investments
                           As of June 30, 2004


            Security                                    Shares     Fair Value
            ---------------------------------------   ---------   ------------
Common Stocks
     1.3%   Medical Equipment
              BECKMAN COULTER INC                          100     $    6,100
    14.6%   Medical Devices
              EDWARD LIFESCIENCES CORP *                   800         27,880
              MEDTRONIC INC                                800         38,976
     0.4%   Health Care - Fitness
              BALLY TOTAL FITNESS HLDGS *                  400          2,000
     5.1%   Pharmacy Retail
              DUANE READE INC *                          1,000         16,330
              WALGREEN CO                                  200          7,242
     5.2%   Health Insurance
              HUMANA INC *                               1,400         23,660
     4.9%   Hospitals
              HEALTH MGMT ASOCIATES INC                  1,000         22,420
    41.0%   Health Care - Pharmaceutical
              BARR PHARMACEUTICALS INC *                   500         16,850
              BAXTER INTERNATIONAL INC                   1,000         34,510
              BRISTOL-MEYERS SQUIBB CO                     700         17,150
              IVAX CORP *                                  500         11,995
              KING PHARMACEUTICAL INC *                  1,000         11,450
              MERCK & CO INC                               600         28,500
              MYLAN LABORATORIES INC                     1,000         20,250
              SCHERING PLOUGH CORP                       1,200         22,176
              WYETH                                        700         25,312
    15.3%   Health Care - Biotech
              AMGEN INC *                                  500         27,285
              MEDIMMUNE INC *                            1,000         23,390
              PHARMION CORP *                              400         19,568
     2.4%   Information Technology
              WEBMD CORP *                               1,200         11,184
                                                                  ------------
90.2%       Total common stocks (cost $419,017)                    $  414,228

Money Market

     9.8%   Money market (cost $45,136)                 45,136     $   45,136
                                                                  ------------
100.0%   Total investment in securities (cost $464,153)            $  459,364
                                                                  ============


* Non-income producing.



The accompanying notes are an integral part of these financial statements.

                             ADHIA FUNDS INC.
                          Adhia Health Care Fund
                     Schedule of call Options Written
                           As of June 30, 2004

                                               Shares
Security/Expiration Date/Strike Price      Subject to Call       Fair Value
-------------------------------------      ---------------       ----------
MEDTRONIC INC/JAN 2005/$55.00                    800              $    920
                                                                 ----------
  Total call options written
   (premium received $1,872)                                      $    920
                                                                 ==========



The accompanying notes are an integral part of these financial statements.

                             ADHIA FUNDS INC.
                     Adhia Short Term Advantage Fund
                   Statement of Assets and Liabilities
                           As of June 30, 2004


Assets:
   Investments in securities, at fair value (cost $762,142)     $    768,661
   Cash                                                               58,110
   Interest receivable                                                 7,520
   Receivable from Advisor                                             1,486
   Prepaid expenses                                                      337
                                                               --------------
   Total assets                                                 $    836,114
                                                               --------------

Liabilities:
   Payable to affiliate                                                  151
                                                               --------------
   Total liabilities                                                     151
                                                               --------------
Net assets, at value                                            $    835,963
                                                               ==============


Net assets:
   Net unrealized appreciation (depreciation) on investments    $      6,519
   Accumulated net realized gain (loss)                                   26
   Accumulated net investment income (loss)                             (836)
   Paid in capital                                                   830,254
                                                               --------------
Net assets, at value                                            $    835,963
                                                               ==============


Net asset value per share
   Class A common
   Offering and redemption price per share
   ($835,963 / 84,165.771 Shares Outstanding,
   $0.0001 par, 50,000,000 shares authorized)                     $9.93



The accompanying notes are an integral part of these financial statements.

                              ADHIA FUNDS INC.
                       Adhia Short Term Advantage Fund
                           Statement of Operations
                    For the Six Months Ended June 30, 2004



Investment income:
   Interest                                              $      14,602
                                                        ---------------
Total Income                                             $      14,602

Expenses:
   Transfer agent services                                       3,629
   Management fees                                               3,136
   Professional fees                                             1,120
   Custody fees                                                    767
   Bank charges                                                    363
   Other expenses                                                2,001
                                                        ---------------
       Total operating expenses                                 11,016
          Waiver of management fees                             (3,136)
          Reimbursement of expenses                             (1,615)
                                                        ---------------
       Net expenses                                              6,265
                                                        ---------------
Net investment income (loss)                                     8,337

Net realized gain (loss) from investments                         -

Net unrealized appreciation (depreciation)
 during the period                                              (5,060)
                                                        ---------------
Net gain (loss) on investment transactions                      (5,060)
                                                        ---------------
Net increase (decrease) in net assets
 resulting from operations                               $       3,277
                                                        ===============


The accompanying notes are an integral part of these financial statements.

                             ADHIA FUNDS INC.
                     Adhia Short Term Advantage Fund
                   Statement of Changes in Net Assets
   For the Six Months Ended June 30, 2004 And the Year Ended December 31, 2003


                                                             2004             2003
                                                        --------------   --------------
Increase (decrease) in net assets

Operations:
   Net investment income (loss)                          $      8,337     $     19,771
   Net realized gain (loss) from investments                      -                -
   Net unrealized appreciation (depreciation)
    on investments                                             (5,060)           6,445
                                                        --------------   --------------
Net increase (decrease) in net assets
  resulting from operations                                     3,277           26,216

Distributions of income                                        (9,173)         (19,771)
Distributions of capital gains                                    -                -
Return of capital                                                 -            (12,611)

Fund share transactions:
   Proceeds from shares sold                                   17,180          484,928
   Shares issued from dividend reinvestment                     9,173           32,271
   Cost of shares redeemed                                    (10,866)        (600,956)
                                                        --------------   --------------
Net increase (decrease) in net assets from
  fund share transactions                                      15,487          (83,757)
                                                        --------------   --------------
Increase (decrease) in net assets                               9,591          (89,923)
Net assets at the beginning of the period                     826,381          916,304
                                                        --------------   --------------
Net assets at the end of the period
  ($836 and $0 undistributed losses in 2004 and 2003)    $    835,972     $    826,381
                                                        ==============   ==============


The accompanying notes are an integral part of these financial statements.

                               ADHIA FUNDS INC.
                        Adhia Short Term Advantage Fund
                            Schedule of Investments
                             As of June 30, 2004

         Security                                 Face Amount     Fair Value
         ------------------------------------    -------------   ------------
Bonds
 33.8%   FHLB Variable Rate, 09/30/05             $   245,000     $  259,847

 20.3%   FHLB Variable Rate, 09/29/08                 150,000        155,898

 15.3%   FHR 1385 H, 6.5%, 08/15/07                   115,646        117,453

  0.7%   FHR 2522 PN, 5%, 12/15/17                      5,320          5,317

  0.6%   FHR 1992-205 S, 11.55%, 11/25/09               4,979          5,009

                                                                 ------------
 70.7%   Total bonds (cost $537,005)                                 543,524


Money Market

 29.3%   Money market (cost $225,137)                 225,137        225,137
                                                                 ------------
100.0%   Total investment in securities (cost $762,142)           $  768,661
                                                                 ============



The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

Adhia Funds, Inc. (the "Company" or the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, which currently offers a family of three mutual funds, Adhia Twenty Fund (the "Twenty Fund"), Adhia Health Care Fund (the "HC Fund"), and Adhia Short Term Advantage Fund (the "STA Fund"). The Company was incorporated under the laws of Maryland on January 27, 1998. The Registration for the Twenty Fund was effective January 1, 1999, while Registration for the HC Fund and the STA Fund became effective July 24, 2002. The Twenty Fund's investment objective is to seek capital appreciation through investment in an average of approximately twenty different stocks. The HC Fund's investment objective is to seek capital appreciation through investment in companies involved in the health care industry. The STA Fund's investment objective is to preserve principal while generating a rate of return that exceeds the return on money market mutual funds or treasury bills.

I.     Significant Accounting Policies

Security Valuation. Equity securities are valued at the latest closing sales price reported by the principal security exchange on which the issues are traded. Securities for which no sales are reported are valued at the most recent bid quotation. Short-term investments are valued at amortized costs, which approximates fair value. Bonds are valued using the latest bid prices as furnished by an independent pricing service. Call options written are valued at
the last closing price.   Securities and other assets for which market
quotations are not readily available are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the board of directors (the "Board"). Among various methods, the Board may consider using, an independent third party pricing service, values provided by market makers, the trading prices of similar securities, or other similar valuation methods to reflect fair values of securities.

Options Writing. The premiums received by the Fund for options written are recorded as a liability in the Statement of Assets and Liabilities. Fair value adjustments are recorded as unrealized appreciation (depreciation) in the Statement of Operations. Realized gains (losses) are recorded in the Statement of Operations upon the exercise or closing of the options or upon their expiration.

The following table describes the Health Care Fund's option activities for the six months ended June 30, 2004.

                                                       Shares       Premiums
                                                  Subject to Call   Received
                                                  ---------------   --------
Options outstanding at December 31, 2003                 -          $    -
Options written                                          800           1,872
Options terminated in closing
 purchase transactions or expired                        -               -
                                                  ---------------   --------
Options outstanding at June 30, 2004                     800        $  1,872
                                                  ===============   ========

Federal Income Taxes. The Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

At June 30, 2004, the Fund had net tax basis capital loss carryforward of $122,558 for the Twenty Fund and $604 for the HC Fund, which may be applied against the respective Fund's realized net taxable capital gains of each succeeding year until fully utilized or until 2011, the expiration date, whichever occurs first. During the six months ended June 30, 2004, the Fund did not utilize any capital loss carryforward.

The Funds' cost basis of its investments is substantially the same for federal income tax purposes.

At June 30, 2004, the Funds' components of distributable earnings
(accumulated losses) on a tax-basis were as follows:

Twenty Fund
-----------
Undistributed ordinary income                                   $       -
Undistributed net long-term capital gains                       $       -
Capital loss carryforward                                       $   122,558
Net unrealized appreciation (depreciation) on investments       $  (154,519)

Health Care Fund
----------------
Undistributed ordinary income                                   $       -
Undistributed net long-term capital gains                       $       -
Capital loss carryforward                                       $       604
Net unrealized appreciation (depreciation) on investments       $    (3,837)

Short Term Advantage Fund
-------------------------
Undistributed ordinary income                                   $       -
Undistributed net long-term capital gains                       $       -
Capital loss carryforward                                       $       -
Net unrealized appreciation (depreciation) on investments       $     6,519

Other. Interest income is recorded on the accrual basis. Security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Premiums and discounts on bonds purchased are amortized and accreted, respectively, to interest income over the lives of the respective bonds.

Identifiable expenses are charged to the specific Fund that incurred the expense. General expenses not identified to a specific fund are allocated equally or based on a percentage of average net assets to total average net assets depending on the type and nature of expense.

Generally accepted accounting principles require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

II.     Related Party

The Fund has an agreement with Adhia Investment Advisors, Inc. (the "Advisor"), with whom certain officers and directors of Adhia Funds, Inc. are affiliated, to furnish investment advisory services to the Fund. The Advisor develops the investment programs, selects portfolio managers, and monitors the portfolio managers' results. In addition, the Advisor provides all general management and administration of the Fund.

Under the terms of this agreement, the Fund will pay the Advisor a monthly fee based on each fund's average daily net assets at the annual rate as follows:

      Twenty Fund                  1.00%
      Health Care Fund             1.00%
      Short Term Advantage Fund    0.75%

Under the investment advisory agreement, if the aggregate annual operating expenses (including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities and extraordinary items) exceed 2 1/2% of average net assets, which is the lowest limitation imposed by state securities administrators, the Advisor will reimburse the Fund for the amount of such excess.

For the six months ended June 30, 2004, the funds incurred advisory fees as follows:

                                     Advisory Fees    Waiver of Management Fee
                                     -------------    ------------------------
     Twenty Fund                      $    10,845             $      -
     Health Care Fund                 $     2,493             $    2,368
     Short Term Advantage Fund        $     3,136             $    3,136

In addition, for the six months ended June 30, 2004, the Fund recorded reimbursement of expenses from the Advisor of $1,615 for the STA Fund. At June 30, 2004, the Twenty Fund owed the Advisor $2,890 and the HC Fund owed the Advisor $125 in management fees. The Advisor owed the STA Fund $1,486 in reimbursements at June 30, 2004.

III.    Investment Transactions:

For the six months ended June 30, 2004, purchases and proceeds of sales of investment securities were as follows:

                                        Purchases         Sales
                                      -------------   -------------
     Twenty Fund                       $   482,540     $   152,278
     Health Care Fund                  $   205,355     $       -
     Short Term Advantage Fund         $   416,855     $      -

V.     Capital Stock:

The Company is authorized to issue 500,000,000 shares of common stock at $.0001 par value. Of which, 100,000,000 has been allocated to the Twenty Fund, 50,000,000 to the HC Fund, and 50,000,000 to the STA Fund. The following table summarizes share activities in the Fund for the six months ended June 30, 2004 and the year ended December 31, 2003:

                                          2004           2003
                                      ------------   ------------
Shares sold
-----------
Twenty Fund                             9,569.691    148,546.791
Health Care Fund                          337.759     43,653.518
Short Term Advantage Fund               1,714.169     47,960.257

Shares redeemed
---------------
Twenty Fund                             9,768.476     10,830.623
Health Care Fund                           -           6,222.826
Short Term Advantage Fund               1,085.159     59,474.577

Shares reinvested
-----------------
Twenty Fund                                 -              -
Health Care Fund                            -              -
Short Term Advantage Fund                 916.686      3,210.535

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period are as follows:

TWENTY FUND

Selected Per Share Data                     2004(1)     2003       2002       2001       2000
                                           --------   --------   --------   --------   --------

Net asset value, beginning of period       $ 10.60    $  9.15    $ 10.91    $ 11.33    $ 11.61
Income (loss) from investment operations:
  Net investment income (loss) (a)           (0.06)     (0.12)     (0.09)      0.09       0.04
  Net realized and unrealized gain (loss)
   on investment transactions                (0.40)      1.57      (1.67)     (0.44)     (0.28)
                                           --------   --------   --------   --------   --------
Total from investment operations             (1.46)      1.45      (1.76)     (0.35)     (0.24)
Distributions of income                        -          -          -        (0.01)       -
Distributions of capital gains                 -          -          -        (0.06)     (0.04)
                                           --------   --------   --------   --------   --------
Net asset value, end of period             $ 10.14    $ 10.60    $  9.15    $ 10.91    $ 11.33
                                           --------   --------   --------   --------   --------

Total Return (%)(e)                           (4.4)      15.8      (16.1)      (3.1)      (2.1)

Supplemental Data:
 Net assets, end of period ($ Thousands)   $ 2,123    $ 2,223    $   659    $ 1,637    $ 1,716
Ratio to average net assets:
 Expenses (%) (b) (d)                          2.2        2.5        2.9        2.1        1.9
 Net expenses (%) (c) (d)                      2.2        1.9        2.5        1.8        1.5
 Net investment income (loss) (%) (d)         (1.2)      (1.2)      (0.8)       0.8        0.4
 Portfolio turnover rate (%)                     7         31         29         99         71

(a) Based on average shares outstanding during the period.
(b) Total expenses before reimbursements and waiver from Advisor.
(c) Net of reimbursements and waiver from Advisor.
(d) Annualized for partial year 2004.
(e) Not annualized for partial year 2004.

(1) For the six months ended June 30, 2004.

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period are as follows:

HEALTH CARE FUND

Selected Per Share Data                             2004(1)       2003        2002 (b)
                                                  ----------   ----------   ----------
Net asset value, beginning of period               $  9.88      $  9.48      $ 10.00
Income (loss) from investment operations:
   Net investment income (loss) (a)                  (0.08)       (0.16)       (0.06)
   Net realized and unrealized gain (loss) on
     Investment transactions                         (0.35)        0.56        (0.46)
                                                  ----------   ----------   ----------
Total from investment operations                     (0.43)        0.40        (0.52)
Distributions                                           -            -            -
                                                  ----------   ----------   ----------
Net asset value, end of period                     $  9.45      $  9.88      $  9.48
                                                  ----------   ----------   ----------
Total Return (%) (c)                                  (4.3)         4.2         (5.2)

Supplemental Data
 Net assets, end of period ($ Thousands)           $   490      $   509      $   134
Ratio to average net assets:
 Expenses (%) (d) (e)                                  3.4          3.3          8.6
 Net expenses (%) (d) (f)                              2.5          2.0          2.3
 Net investment income (loss) (%) (d)                 (1.7)        (1.6)        (1.5)
 Portfolio turnover rate (%)                            -            31           18

(a) Based on average shares outstanding during the period.
(b) For the period from July 24, 2002 to December 31, 2002.
(c) Not annualized for partial year 2002.
(d) Annualized for partial year 2002.
(e) Total expenses before reimbursements and waiver from Advisor.
(f) Net of reimbursements and waiver from Advisor.

(1) For the six months ended June 30, 2004.

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period are as follows:

SHORT TERM ADVANTAGE FUND

Selected Per Share Data                           2004(1)        2003         2002(b)
                                                ----------    ----------    ----------
Net asset value, beginning of period             $ 10.00       $ 10.08       $ 10.00
Income (loss) from investment operations:
 Net investment income (loss) (a)                   0.10          0.23          0.11
 Net realized and unrealized gain (loss) on
  investment transactions                          (0.06)         0.03          0.04
                                                ----------    ----------    ----------
Total from investment operations                    0.04          0.26          0.15
Distributions of income                            (0.11)        (0.21)        (0.06)
Distributions of capital gains                        -             -          (0.01)
Return of capital                                     -          (0.13)           -
                                                ----------    ----------    ----------
Net asset value, end of period                   $  9.93       $ 10.00       $ 10.08
                                                ----------    ----------    ----------

Total Return (%) (c)                                 0.4           2.6           1.5

Supplemental Data
 Net assets, end of period ($ Thousands)         $836          $   826       $   916
Ratio to average net assets:
 Expenses (%) (d) (e)                             2.7              2.0           2.5
 Net expenses (%) (f)                             1.5              1.7            -
 Net investment income (loss) (%) (d)             2.0              2.3           2.5
 Portfolio turnover rate (%)                       -                -            106

(a) Based on average shares outstanding during the period.
(b) For the period from July 24, 2002 to December 31, 2002.
(c) Not annualized for partial year 2002.
(d) Annualized for partial year 2002.
(e) Total expenses before reimbursement and waiver from Advisor.
(f) Net of reimbursements and waiver from Advisor.

(1) For the six months ended June 30, 2004.

BOARD OF DIRECTORS AND OFFICERS

The following table presents certain information regarding the Board of Directors and Officers of the fund as of June 30, 2004. Each individual's age is set forth in parentheses after his name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Adhia Funds, Inc., 1408 N. Westshore Blvd., Suite 611, Tampa, FL 33607. Each Board of Director's term of office extends until the next shareholders' meeting called for the purpose of electing Board of Directors and until the election and qualification of a successor, or until such Board of Director sooner dies, resigns or is removed as provided in the governing documents of the Fund.

Non-Interested Board of Directors

----------------------------------------------------------------------------------------
Name, Age                                                                   Number of
Position(s) Held        Principal Occupation(s) During Past 5 Years       Funds in Fund
Length of Time Served   and Other Directorships Held                     Family Overseen
----------------------------------------------------------------------------------------
Dr. Thomas L.Wheelen,   Professor of Strategic Management, University
(69)                    of South Florida.  Prior experiences include:
                        Professor, University of Virginia; University
                        of Arizona, and Northeastern University;
Director                various management capacities, General Electric
1999 - present          and the U.S. Navy; consultant to corporations,
                        federal and state government agencies.                   3
                        Directorships: Adhia Funds, Inc.; The Society
                        for Advancement of Management; Editorial Board
                        of SAM Advanced Management Journal; Lazer
                        Surgical Software, Inc.

Pravin D. Patel         Administrator, Forrest Hills Health Care, Inc.
(60)                    Directorships: Adhia Funds, Inc.; IndoUS Chamber
Director                of Commerce Advisory Board; Gujarati Samaj of            3
1998 - present          Tampa Bay; Chairman of Charotar Patidar Samaj

Interested Board of Directors and Officers

-------------------------------------------------------------------------------------------
Name, Age                                                                     Number of
Position(s) Held        Principal Occupation(s) During Past 5 Years and     Funds in Fund
Length of Time Served   Other Directorships Held                           Family Overseen
-------------------------------------------------------------------------------------------
Hitesh (John) P. Adhia  President and chief investment officer,
(39)                    Adhia Investment Advisors, Inc.  Prior
                        experiences include: owner of a CPA practice;
                        CFO and independent advisor to the Well Care             3
Director                group of companies; portfolio analyst, Florida
1998 - present          Farm Bureau Insurance.  Directorships: Adhia
                        Investment Advisor, Inc.; Adhia Funds, Inc.

Anil D. Amlani          Process control engineer, IMC Global.  Prior
(30)                    experiences Include: process engineer,
                        HydrogenSource; various Engineering positions
Director,               Champion Paper.  Directorships:                          3
1998 - present          Adhia Funds, Inc.

Carol K. McAllister     Chief Financial Officer, Adhia Investment
(35)                    Advisors, Inc.  Prior experiences include:
                        Chief Accounting Officer of a health care                3
                        company, Corporate Controller of a chemical
                        company and a racetrack, Financial Reporting
                        Manager of a fence manufacturer, and Senior
                        Associate of Coopers & Lybrand.

MANAGEMENT OFFICE

1408 N. Westshore Blvd., Suite 611
Tampa, FL  33607
Phone: (813) 289-8440
Fax: (813) 289-8849


INVESTMENT ADVISOR

Adhia Investment Advisors, Inc.
1408 N. Westshore Blvd., Suite 611
Tampa, FL  33607
Phone: (813) 289-8440
Fax: (813) 289-8849


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Unified Fund Services, Inc.
431 N. Pennsylvania Street
Indianapolis, IN 46204-1806
Phone: (800) 627-8172
Fax:   (317) 266-6756


INDEPENDENT AUDITOR

Alan K. Geer, P.A., CPA's
7401 D Temple Terrace Highway
Tampa, FL 33637


LEGAL COUNSEL
Law Office of Charles E. Hall Jr.
2219 Buchanan Road, Suite 9
Antioch, CA  94509

ITEM 2.  CODE OF ETHICS.

         Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

         (b) In the last 90 days, there have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls.

ITEM 10. EXHIBITS.

         (a)  Not applicable.

         (b)  Attached hereto.

              Exhibit 99.CERT Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

              Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Adhia Funds Inc

By:  /s/ Hitesh P. Adhia
     ------------------------------------
     Hitesh P. Adhia
     Chief Executive Officer & President

Date: August 30, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:   Adhia Funds, Inc.

By:    /s/ Hitesh P. Adhia
       ---------------------------
       Hitesh P. Adhia
       Chief Executive Officer

Date:  August 30, 2004

By:    /s/ Carol K. McAllister
       ---------------------------
       Carol K. McAllister
       Chief Financial Officer

Date:  August 30, 2004